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_______________________________________________________________________________



                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of Earliest Event Reported):  January 16, 2001
                                                         ----------------


                               AURORA FOODS INC.
                   -----------------------------------
               (Exact Name of Registrant as Specified in Charter)

        DELAWARE                      333-50681                  94-3303521
        --------                      ---------                  ----------
(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                      Identification No.)


1000 St. Louis Union Station, Suite 300, St. Louis, MO             63103
------------------------------------------------------             -----
       (Address of Principal Executive Offices)                  (Zip Code)



      Registrant's Telephone Number, including Area Code:  (314) 241-0303
                                                           --------------

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ITEM 5.  OTHER EVENTS

Aurora Foods Inc. (the "Company") issued a press release dated January 16, 2001 in connection with a preliminary agreement to settle the securities and derivative class action lawsuits pending against the Company and its former management team in the U.S. District Court in the Northern District of California.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits
          --------

          99.1  Press Release dated January 16, 2001.

                                       2
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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      AURORA FOODS INC.


                                      By: /s/ Christopher T. Sortwell
                                          ---------------------------
                                          Name:  Christopher T. Sortwell
                                          Title:  Chief Financial Officer


Date:  January 16, 2001

                                       3
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                                 EXHIBIT INDEX

Exhibit No.         Description of Exhibits
-----------         -----------------------

99.1                Press Release dated January 16, 2001.

                                       4